First Quarter 2020 Financial Summary April 29, 2020

Important Notices This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), a publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s First Quarter 2020 quarterly report. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Annaly is not a registered investment adviser. Annaly is managed by Annaly Management Company LLC ("AMCO"), a registered investment adviser. This presentation is not a communication by AMCO and is not designed to maintain any existing AMCO client or investor or solicit new AMCO clients or investors. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Such statements include those relating to our future performance, macro outlook, the interest rate and credit environments, tax reform, future opportunities and the anticipated Internalization. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, risks and uncertainties related to the COVID-19 pandemic, including as related to adverse economic conditions on real estate-related assets and financing conditions; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial real estate business; our ability to grow our residential credit business; our ability to grow our middle market lending business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights ("MSR"); our ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; and risks and uncertainties associated with the Internalization, including but not limited to the occurrence of any event, change or other circumstances that could give rise to the termination of the Internalization Agreement; the outcome of any legal proceedings that may be instituted against the parties to the Internalization Agreement; the inability to complete the Internalization due to the failure to satisfy closing conditions or otherwise; risks that the Internalization disrupts our current plans and operations; the impact, if any, of the announcement or pendency of the Internalization on our relationships with third parties; and the amount of the costs, fees, expenses charges related to the Internalization; and the risk that the expected benefits, including long-term cost savings, of the Internalization are not achieved. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. Annaly encourages investors, analysts, the media and others interested in Annaly to monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. To sign-up for email- notifications, please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors” section and enter the required information to enable notifications. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including core earnings excluding the premium amortization adjustment (“PAA”). We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, we may calculate its non-GAAP metrics, such as core earnings (excluding PAA), or the PAA, differently than our peers making comparative analysis difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures. 1

Financial Snapshot Unaudited, dollars in thousands except per share amounts For the quarters ended 3/31/2020 12/31/2019 GAAP net income (loss) per average common share (1) ($2.57) $0.82 Core earnings (excluding PAA) per average common share *(1) $0.21 $0.26 Income Statement Annualized GAAP return (loss) on average equity (102.17%) 31.20% Annualized core return on average equity (excluding PAA)* 9.27% 10.56% Book value per common share $7.50 $9.66 Leverage at period-end (2) 6.4x 7.1x Balance Sheet Economic leverage at period-end *(3) 6.8x 7.2x Capital ratio at period-end (4) 12.3% 12.0% Securities $79,357,596 $114,833,580 Loans, net 4,068,189 4,462,350 Mortgage servicing rights 280,558 378,078 Portfolio Assets transferred or pledged to securitization vehicles 7,671,662 7,002,460 Real estate, net 751,738 725,638 Total residential and commercial investments $92,129,743 $127,402,106 Net interest margin (5) 0.18% 1.49% GAAP Average yield on interest earning assets (6) 1.91% 3.53% Key Statistics Average GAAP cost of interest bearing liabilities (7) 1.86% 2.17% Net interest spread 0.05% 1.36% Net interest margin (excluding PAA) *(5) 1.18% 1.41% Non-GAAP Average yield on interest earning assets (excluding PAA) *(6) 2.91% 3.25% Key Statistics Average economic cost of interest bearing liabilities *(7) 1.91% 2.01% Net interest spread (excluding PAA) * 1.00% 1.24% Operating expenses to core earnings (excluding PAA) *(8) 21.31% 17.04% Efficiency Annualized operating expenses as a % of average total assets (8) 0.25% 0.22% Annualized operating expenses as a % of average total equity (8) 1.98% 1.80% * Represents a non-GAAP financial measure. Detailed endnotes are included within the Appendix at the end of this presentation. 2

Portfolio Data

Unaudited, dollars in thousands

		For the quarters ended				
		3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Portfolio-Related Data	Agency mortgage-backed securities	$78,456,846	$112,893,367	$114,462,524	$118,202,040	$103,093,526
	Credit risk transfer securities	222,871	531,322	474,765	491,969	607,945
	Non-agency mortgage-backed securities	585,954	1,135,868	1,015,921	1,097,752	1,116,569
	Commercial mortgage-backed securities	91,925	273,023	140,851	135,108	175,231
	Total securities	$79,357,596	$114,833,580	$116,094,061	$119,926,869	$104,993,271
	Residential mortgage loans	$1,268,083	$1,647,787	$1,219,402	$1,061,124	$1,311,720
	Commercial real estate debt and preferred equity	649,843	669,713	611,429	623,705	722,962
	Corporate debt	2,150,263	2,144,850	2,115,783	1,792,837	1,758,082
	Loans held for sale	—	—	—	68,802	86,560
	Total loans, net	$4,068,189	$4,462,350	$3,946,614	$3,546,468	$3,879,324
	Mortgage servicing rights	$280,558	$378,078	$386,051	$425,328	$500,745
	Agency mortgage-backed securities transferred or pledged to securitization vehicles	$1,803,608	$1,122,588	$—	$—	$—
	Residential mortgage loans transferred or pledged to securitization vehicles	3,027,188	2,598,374	2,376,731	2,106,981	1,425,668
	Commercial real estate debt investments transferred or pledged to securitization vehicles	1,927,575	2,345,120	2,311,413	2,104,601	2,939,632
	Commercial real estate debt and preferred equity transferred or pledged to securitization vehicles	913,291	936,378	—	—	—
	Assets transferred or pledged to securitization vehicles	$7,671,662	$7,002,460	$4,688,144	$4,211,582	$4,365,300
	Real estate, net	$751,738	$725,638	$725,508	$733,196	$734,239
	Total residential and commercial investments	$92,129,743	$127,402,106	$125,840,378	$128,843,443	$114,472,879
	Total assets	$96,917,274	$130,295,081	$128,956,120	$131,800,776	$119,172,549
	Average TBA contract and CMBX balances	$9,965,142	$6,878,502	$9,248,502	$12,757,975	$14,927,490
Residential Securities Summary Portfolio Statistics	% Fixed-rate	99%	97%	97%	96%	94%
	% Adjustable-rate	1%	3%	3%	4%	6%
	Weighted average experienced CPR for the period	13.6%	17.8%	14.6%	11.2%	7.3%
	Weighted average projected long-term CPR at period-end	17.7%	13.9%	16.3%	14.5%	11.6%
	Net premium and discount balance in Residential Securities	$3,815,149	$5,185,797	$5,262,316	$5,625,788	$5,217,013
	Net premium and discount balance as % of stockholders' equity	30.03%	32.84%	34.58%	35.83%	33.07%

3

Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Financing Data	Repurchase agreements	$72,580,183	$101,740,728	$102,682,104	$105,181,241	$88,554,170
	Other secured financing	1,805,428	4,455,700	4,466,030	4,127,989	4,144,623
	Debt issued by securitization vehicles	6,364,949	5,622,801	3,856,082	3,470,168	3,693,766
	Mortgages payable	484,762	485,005	485,657	498,772	510,386
	Total debt	$81,235,322	$112,304,234	$111,489,873	$113,278,170	$96,902,945
	Total liabilities	$84,209,744	$114,498,737	$113,732,416	$116,093,369	$103,391,105
	Cumulative redeemable preferred stock	$1,982,026	$1,982,026	$1,982,026	$2,110,346	$1,778,168
	Common equity(1)	10,721,399	13,809,991	13,237,270	13,592,335	13,998,049
	Total Annaly stockholders' equity	12,703,425	15,792,017	15,219,296	15,702,681	15,776,217
	Non-controlling interests	4,105	4,327	4,408	4,726	5,227
	Total equity	$12,707,530	$15,796,344	$15,223,704	$15,707,407	$15,781,444
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	48	65	45	70	72
	Weighted average rate on repurchase agreements, for the quarter(2)(3)	1.78%	2.09%	2.53%	2.66%	2.64%
	Weighted average rate on repurchase agreements, at period-end(3)	1.23%	2.03%	2.48%	2.69%	2.85%
	Leverage at period-end	6.4x	7.1x	7.3x	7.2x	6.1x
	Economic leverage at period-end *	6.8x	7.2x	7.7x	7.6x	7.0x
	Capital ratio at period-end	12.3%	12.0%	11.2%	11.4%	12.0%
	Book value per common share	$7.50	$9.66	$9.21	$9.33	$9.67
	Total common shares outstanding	1,430,424	1,430,106	1,437,964	1,456,263	1,448,103
	Hedge ratio(4)	19%	75%	73%	74%	85%
	Weighted average pay rate on interest rate swaps, at period-end	1.63%	1.84%	1.88%	2.12%	2.20%
	Weighted average receive rate on interest rate swaps, at period-end	1.16%	1.89%	2.16%	2.46%	2.66%
	Weighted average net rate on interest rate swaps, at period-end	0.47%	(0.05%)	(0.28%)	(0.34%)	(0.46%)

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

4

Income Statement Data

Unaudited, dollars in thousands except per share amounts

Summary Income Statement	For the quarters ended 3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Total interest income	$555,026	$1,074,214	$919,299	$927,598	$866,186
Total interest expense	503,473	620,058	766,905	750,217	647,695
Net interest income	$51,553	$454,156	$152,394	$177,381	$218,491
Total economic interest expense *(1)	$517,453	$574,837	$678,439	$666,564	$513,660
Economic net interest income *	$37,573	$499,377	$240,860	$261,034	$352,526
Total interest income (excluding PAA) *	$845,748	$990,322	$1,036,451	$1,067,361	$948,057
Economic net interest income (excluding PAA) *	$328,295	$415,485	$358,012	$400,797	$434,397
GAAP net income (loss)	($3,640,189)	$1,209,742	($747,169)	($1,776,413)	($849,251)
GAAP net income (loss) available (related) to common stockholders (2)	($3,675,764)	$1,174,165	($783,210)	($1,808,752)	($881,644)
GAAP net income (loss) per average common share (2)	($2.57)	$0.82	($0.54)	($1.24)	($0.63)
Core earnings (excluding PAA) *	$330,218	$409,157	$341,931	$391,153	$433,155
Core earnings (excluding PAA) available to common stockholders *(2)	$294,709	$373,648	$305,780	$358,731	$400,661
Core earnings (excluding PAA) per average common share *(2)	$0.21	$0.26	$0.21	$0.25	$0.29
PAA cost (benefit)	$290,722	($83,892)	$117,152	$139,763	$81,871

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

5

Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Key GAAP Earnings Metrics	Dividends declared per common share	$0.25	$0.25	$0.25	$0.25	$0.30
	Total common and preferred dividends declared (1)	$393,328	$393,203	$396,187	$396,388	$467,121
	Annualized GAAP return (loss) on average equity	(102.17%)	31.20%	(19.32%)	(45.13%)	(22.72%)
	Annualized GAAP return (loss) on average equity per unit of economic leverage	(15.03%)	4.33%	(2.51%)	(5.94%)	(3.25%)
	Net interest margin	0.18%	1.49%	0.48%	0.58%	0.79%
	Average yield on interest earning assets	1.91%	3.53%	2.89%	3.03%	3.15%
	Average GAAP cost of interest bearing liabilities	1.86%	2.17%	2.58%	2.71%	2.71%
	Net interest spread	0.05%	1.36%	0.31%	0.32%	0.44%
Key Non-GAAP Earnings Metrics	Annualized core return on average equity (excluding PAA) *	9.27%	10.56%	8.85%	9.94%	11.59%
	Annualized core return on average equity per unit of economic leverage (excluding PAA) *	1.36%	1.47%	1.15%	1.31%	1.66%
	Net interest margin (excluding PAA) *	1.18%	1.41%	1.10%	1.28%	1.51%
	Average yield on interest earning assets (excluding PAA) *	2.91%	3.25%	3.26%	3.48%	3.45%
	Average economic cost of interest bearing liabilities *	1.91%	2.01%	2.28%	2.41%	2.15%
	Net interest spread (excluding PAA) *	1.00%	1.24%	0.98%	1.07%	1.30%

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

6

Components of Economic Net Interest Income * Unaudited, dollars in thousands For the quarters ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Interest income: Residential Securities $410,380 $923,653 $784,228 $777,891 $709,774 Residential mortgage loans 47,557 47,377 37,673 35,025 29,991 Commercial investment portfolio 95,676 97,366 87,946 92,131 100,952 Reverse repurchase agreements 1,413 5,818 9,452 22,551 25,469 Total interest income $555,026 $1,074,214 $919,299 $927,598 $866,186 Economic interest expense: Economic Net Interest Income * Repurchase agreements $434,021 $550,283 $699,838 $683,647 $579,514 Net interest component of interest rate swaps 13,980 (45,221) (88,466) (83,653) (134,035) Debt issued by securitization vehicles 42,119 39,099 34,524 34,151 34,207 Other 27,333 30,676 32,543 32,419 33,974 Total economic interest expense * $517,453 $574,837 $678,439 $666,564 $513,660 Economic net interest income * $37,573 $499,377 $240,860 $261,034 $352,526 PAA cost (benefit) 290,722 (83,892) 117,152 139,763 81,871 Economic net interest income (excluding PAA) * $328,295 $415,485 $358,012 $400,797 $434,397 * Represents a non-GAAP financial measure. 7

GAAP Net Income to Core Earnings (excluding PAA)* Reconciliation

Unaudited, dollars in thousands

Core Earnings Reconciliation

	For the quarters ended				
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
GAAP net income (loss)	($3,640,189)	$1,209,742	($747,169)	($1,776,413)	($849,251)
Net income (loss) attributable to noncontrolling interests	66	68	(110)	(83)	(101)
Net income (loss) attributable to Annaly	(3,640,255)	1,209,674	(747,059)	(1,776,330)	(849,150)
Adjustments to exclude reported realized and unrealized (gains) losses:					
Realized (gains) losses on termination or maturity of interest rate swaps	397,561	4,615	682,602	167,491	588,256
Unrealized (gains) losses on interest rate swaps	2,827,723	(782,608)	326,309	1,276,019	390,556
Net (gains) losses on disposal of investments and other	(206,583)	(17,783)	(66,522)	38,333	93,916
Net (gains) losses on other derivatives	(206,426)	42,312	16,888	506,411	115,159
Net unrealized (gains) losses on instruments measured at fair value through earnings	730,160	5,636	1,091	4,881	(47,629)
Loan loss provision [1]	99,993	7,362	3,504	—	5,703
Adjustments to exclude components of other (income) loss:					
Depreciation and amortization expense related to commercial real estate [2]	7,934	9,823	9,974	10,147	10,114
Non-core (income) loss allocated to equity method investments [3]	19,398	(3,979)	4,541	11,327	9,496
Adjustments to exclude components of general and administrative expenses and income taxes:					
Transaction expenses and non-recurring items [4]	7,245	3,634	2,622	3,046	9,982
Income tax effect of non-core income (loss) items	(23,862)	(418)	(2,762)	(3,507)	726
Adjustments to add back components of realized and unrealized (gains) losses:					
TBA dollar roll income and CMBX coupon income [5]	44,904	36,901	15,554	33,229	38,134
MSR amortization [6]	(18,296)	(22,120)	(21,963)	(19,657)	(13,979)
Plus:					
Premium amortization adjustment cost (benefit)	290,722	(83,892)	117,152	139,763	81,871
Core earnings (excluding PAA) *	330,218	409,157	341,931	391,153	433,155
Dividends on preferred stock [7]	35,509	35,509	36,151	32,422	32,494
Core earnings (excluding PAA) attributable to common stockholders *	$294,709	$373,648	$305,780	$358,731	$400,661

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

8

Quarter-Over-Quarter Changes in Key Metrics Unaudited For the quarters ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Book value per common share, beginning of period $9.66 $9.21 $9.33 $9.67 $9.39 Net income (loss) available (related) to common stockholders (2.57) 0.82 (0.54) (1.24) (0.63) Other comprehensive income (loss) attributable to common stockholders 0.69 (0.12) 0.66 1.15 1.19 Book Value Common dividends declared (0.25) (0.25) (0.25) (0.25) (0.30) Rollforward Issuance / buyback of common stock / redemption of preferred stock — — 0.01 — 0.02 Other adjustment (1) (0.03) — — — — Book value per common share, end of period $7.50 $9.66 $9.21 $9.33 $9.67 Prior quarter net interest margin 1.49% 0.48% 0.58% 0.79% 1.02% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets (0.04%) 0.02% (0.02%) 0.03% 0.03% Net Interest Margin Net amortization of premiums (1.58%) 0.62% (0.12%) (0.15%) (0.09%) GAAP interest expense 0.31% 0.37% 0.04% (0.09%) (0.17%) Current quarter net interest margin 0.18% 1.49% 0.48% 0.58% 0.79% Prior quarter net interest spread 1.36% 0.31% 0.32% 0.44% 0.71% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets (0.04%) 0.02% (0.02%) 0.03% 0.03% Net Interest Spread Net amortization of premiums (1.58%) 0.62% (0.12%) (0.15%) (0.09%) Average GAAP cost of interest bearing liabilities 0.31% 0.41% 0.13% 0.00% (0.21%) Current quarter net interest spread 0.05% 1.36% 0.31% 0.32% 0.44% Detailed endnotes are included within the Appendix at the end of this presentation. 9

Quarter-Over-Quarter Changes in Key Metrics (continued)

Unaudited

		For the quarters ended				
		3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	1.41%	1.10%	1.28%	1.51%	1.49%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets (including average TBA dollar roll and CMBX balances)	(0.14%)	0.08%	0.09%	0.12%	0.04%
	Net amortization of premiums (excluding PAA)	(0.26%)	(0.04%)	(0.20%)	(0.01%)	0.03%
	TBA dollar roll income and CMBX coupon income	0.03%	0.07%	(0.05%)	(0.02%)	(0.11%)
	Interest expense and net interest component of interest rate swaps	0.14%	0.20%	(0.02%)	(0.32%)	0.06%
	Current quarter net interest margin (excluding PAA) *	1.18%	1.41%	1.10%	1.28%	1.51%
Net Interest Spread (excluding PAA)*	Prior quarter net interest spread (excluding PAA) *	1.24%	0.98%	1.07%	1.30%	1.16%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	(0.04%)	0.02%	(0.02%)	0.03%	0.03%
	Net amortization of premiums, excluding PAA	(0.30%)	(0.03%)	(0.20%)	0.00%	0.04%
	Average economic cost of interest bearing liabilities	0.10%	0.27%	0.13%	(0.26%)	0.07%
	Current quarter net interest spread (excluding PAA) *	1.00%	1.24%	0.98%	1.07%	1.30%

* Represents a non-GAAP financial measure.

10

Quarter-Over-Quarter Changes in Annualized Return on Average Equity

Unaudited

		For the quarters ended				
		3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Annualized GAAP Return (Loss) on Average Equity	Prior quarter annualized GAAP return (loss) on average equity	31.20%	(19.32%)	(45.13%)	(22.72%)	(62.05%)
	Quarter-over-quarter changes in contribution:					
	Coupon income	0.88%	(1.36%)	1.67%	2.00%	0.16%
	Net amortization of premiums and accretion of discounts	(13.00%)	5.29%	(1.46%)	(1.61%)	(0.64%)
	Interest expense and net interest component of interest rate swaps	0.30%	2.72%	(0.61%)	(3.19%)	0.59%
	Realized gains (losses) on termination or maturity of interest rate swaps	(11.04%)	17.54%	(13.40%)	11.48%	(15.74%)
	Unrealized gains (losses) on interest rate swaps	(99.56%)	28.62%	23.98%	(21.97%)	25.70%
	Realized and unrealized gains (losses) on investments and other derivatives	(8.12%)	(2.04%)	15.22%	(9.64%)	30.10%
	Loan loss provision	(2.60%)	(0.10%)	(0.09%)	0.15%	(0.06%)
	Other[1]	(0.23%)	(0.15%)	0.50%	0.37%	(0.78%)
	Current quarter annualized GAAP return (loss) on average equity	(102.17%)	31.20%	(19.32%)	(45.13%)	(22.72%)
Annualized Core Return on Average Equity (excluding PAA)*	Prior quarter annualized core return on average equity (excluding PAA) *	10.56%	8.85%	9.94%	11.59%	11.48%
	Quarter-over-quarter changes in contribution:					
	Coupon income	0.88%	(1.36%)	1.67%	2.00%	0.16%
	Net amortization of premiums (excluding PAA)	(2.68%)	0.09%	(1.98%)	(0.25%)	0.30%
	Interest expense and net interest component of interest rate swaps	0.30%	2.72%	(0.61%)	(3.19%)	0.59%
	TBA dollar roll income and CMBX coupon income	0.31%	0.56%	(0.44%)	(0.18%)	(0.89%)
	Other[2]	(0.10%)	(0.30%)	0.27%	(0.03%)	(0.05%)
	Current quarter core return on annualized average equity (excluding PAA) *	9.27%	10.56%	8.85%	9.94%	11.59%

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

11

Residential Investments & TBA Derivative Overview as of March 31, 2020

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Weighted Avg. Years to Maturity	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years [1]	$3,493,793	4.8%	3.46%	101.8%	111.2%	12.5%	$3,886,709
20 years	2,237,713	3.1%	3.58%	103.7%	107.5%	12.2%	2,406,080
>=30 years [2]	67,021,576	92.1%	3.98%	104.5%	108.6%	13.6%	72,748,540
Total/Weighted Avg.	$72,753,082	100.0%	3.94%	104.4%	108.7%	13.5%	$79,041,329

TBA Contracts					
Type	Notional Value	% [4]	Weighted Avg. Coupon	Implied Cost Basis	Implied Market Value
15-year	$1,000,000	7.9%	2.25%	$1,035,156	$1,031,250
30-year	11,581,000	92.1%	2.73%	11,916,041	12,084,507
Total/Weighted Avg.	$12,581,000	100.0%	2.69%	$12,951,197	$13,115,757

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	% [3]	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$506,896	76.4%	3.84%	102.1%	103.8%	27.2%	$526,059
25 - 40 months	25,616	3.9%	2.46%	99.1%	102.7%	29.0%	26,299
41 - 60 months	26,655	4.0%	2.62%	99.2%	103.0%	16.1%	27,467
61 - 90 months	104,309	15.7%	2.97%	101.3%	105.1%	18.7%	109,664
Total/Weighted Avg.	$663,476	100.0%	3.60%	101.7%	103.9%	25.5%	$689,489

Detailed endnotes are included within the Appendix at the end of this presentation.

12

Residential Investments & TBA Derivative Overview as of March 31, 2020 (continued)

Unaudited, dollars in thousands

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% (1)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$1,388,375	38.6%	3.39%	14.4%	8.8%	12.5%	$121,755
Inverse interest-only	2,204,658	61.4%	5.25%	22.0%	18.5%	13.7%	407,881
Total/Weighted Avg.	$3,593,033	100.0%	4.53%	19.0%	14.7%	13.2%	$529,636

Mortgage Servicing Rights					
Type	Unpaid Principal Balance	Weighted Avg. Coupon	Excess Servicing Spread	Weighted Avg. Loan Age (months)	Estimated Fair Value
Total/Weighted Avg.	$34,569,873	3.82%	0.24%	48	$280,558

Residential Credit Portfolio						
Sector	Current Face / Notional Value	% (2)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Estimated Fair Value
Credit Risk Transfer	$470,229	4.4%	5.28%	98.8%	47.4%	$222,871
Alt-A	108,312	1.5%	4.14%	80.8%	70.4%	76,260
Prime	230,056	4.1%	4.46%	95.1%	90.7%	208,636
Prime Interest-only	332,185	0.1%	0.46%	1.0%	0.7%	2,273
Subprime	160,887	2.5%	2.14%	84.4%	80.2%	129,043
NPL/RPL	132,603	2.0%	4.18%	100.0%	80.0%	106,083
Prime Jumbo	65,787	1.1%	4.08%	93.6%	89.2%	58,665
Prime Jumbo Interest-only	512,838	0.1%	0.38%	1.7%	1.0%	4,994
Residential Mortgage Loans	4,372,834	84.2%	4.89%	101.6%	98.2%	4,295,271
Total/Weighted Avg.	$6,385,731	100.0%	4.78%			$5,104,096

Detailed endnotes are included within the Appendix at the end of this presentation.

13

Residential Credit Investments Detail as of March 31, 2020 [(1)]

Unaudited, dollars in thousands

Product	Estimated Fair Value	Payment Structure: Senior	Payment Structure: Subordinate	Investment Characteristics: Coupon	Investment Characteristics: Credit Enhancement	Investment Characteristics: 60+ Delinquencies	Investment Characteristics: 3M VPR
Agency Credit Risk Transfer	$207,849	$—	$207,849	5.22%	0.58%	0.47%	19.72%
Private Label Credit Risk Transfer	15,022	—	15,022	6.64%	—%	0.25%	13.84%
Alt-A	76,260	22,183	54,077	4.14%	8.17%	9.66%	16.92%
Prime	208,636	71,312	137,324	4.46%	8.79%	3.63%	18.36%
Prime Interest-only	2,273	2,273	—	0.46%	—%	0.29%	41.23%
Subprime	129,043	58,726	70,317	2.14%	9.79%	15.55%	6.06%
Re-Performing Loan Securitizations	106,083	—	106,083	4.18%	23.25%	12.09%	6.48%
Prime Jumbo	58,665	25,529	33,136	4.08%	5.84%	0.21%	32.71%
Prime Jumbo Interest-only	4,994	4,994	—	0.38%	—%	0.38%	22.04%
Total [(2)]	$808,825	$185,017	$623,808	4.39%	7.03%	5.32%	16.06%

Product	Estimated Fair Value	Bond Coupon: ARM	Bond Coupon: Fixed	Bond Coupon: Floater	Bond Coupon: Interest Only
Agency Credit Risk Transfer	$207,849	$—	$—	$207,849	$—
Private Label Credit Risk Transfer	15,022	—	—	15,022	—
Alt-A	76,260	24,791	36,343	15,126	—
Prime	208,636	27,869	156,754	24,013	—
Prime Interest-only	2,273	—	—	—	2,273
Subprime	129,043	—	4,272	124,512	259
Re-Performing Loan Securitizations	106,083	—	106,083	—	—
Prime Jumbo	58,665	—	58,665	—	—
Prime Jumbo Interest-only	4,994	—	—	—	4,994
Total	$808,825	$52,660	$362,117	$386,522	$7,526

Detailed endnotes are included within the Appendix at the end of this presentation.

14

Commercial Real Estate Overview as of March 31, 2020

Unaudited, dollars in thousands

Investment Portfolio	Number of Investments	GAAP: Book Values	GAAP: % of Portfolio	Weighted Avg LTV [1]	Weighted Avg Life (years) [2]	Non-GAAP: Economic Interest [3]	Non-GAAP: Levered Return [4]
Loans							
Senior Mortgages	17	$519,387	12.1%	73.1%	3.6	$202,206	8.1%
Mezzanine Loans	12	130,456	3.0%	72.9%	2.8	76,842	8.9%
Total Loans	**29**	**649,843**	**15.1%**	**73.0%**	**3.5**	**279,048**	**8.3%**
Securities							
CMBS (AAA)	2	50,121	1.1%	25.2%	0.3	5,997	16.2%
CMBS (Credit)	4	34,152	0.8%	57.9%	5.6	10,826	14.2%
CMBS (Conduit)	1	7,652	0.2%	51.6%	9.0	1,146	14.0%
Total Securities	**7**	**91,925**	**2.1%**	**39.5%**	**3.0**	**17,969**	**15.0%**
Assets transferred or pledged to securitization vehicles							
NLY 2019-FL2	25	830,810	19.1%	74.3%	3.3	143,429	13.9%
NLY 2019 - OAKS	1	82,481	1.9%	77.9%	4.8	15,307	20.2%
Commercial Trusts	64	1,927,575	44.5%	44.1%	1.6	75,386	16.3%
Total Assets transferred or pledged to securitization vehicles	**90**	**$2,840,866**	**65.5%**	**54.0%**	**2.2**	**$234,122**	**15.1%**
Total Debt Investments	**126**	**$3,582,634**	**82.7%**	**57.0%**	**2.4**	**$531,139**	**11.5%**
Equity Investments							
Real Estate Held for Investment	47	647,919	14.9%			278,574	11.4%
Investment in Unconsolidated Joint Ventures [5]	32	103,819	2.4%			155,931	9.4%
Total Equity Investments	**79**	**751,738**	**17.3%**			**434,505**	**10.7%**
Total Investment Portfolio	**205**	**$4,334,372**	**100.0%**			**$965,644**	**11.2%**

Derivatives	Net Notional	Range of Ratings	Implied Market Value	Net Weighted Average Coupon
CMBX [6]	$525,000	AAA to BBB-	$463,534	1.2%

Detailed endnotes are included within the Appendix at the end of this presentation.

15

Middle Market Lending Overview as of March 31, 2020

Unaudited, dollars in thousands

Industry Dispersion			
Industry	Fixed Rate	Floating Rate	Total
Computer Programming, Data Processing & Other Computer Related Services	—	391,559	391,559
Management and Public Relations Services	—	288,586	288,586
Chemicals & Chemical Preparations	—	145,446	145,446
Miscellaneous Business Services	—	122,275	122,275
Public Warehousing and Storage	—	119,577	119,577
Engineering, Architectural, and Surveying	—	113,496	113,496
Metal Cans & Shipping Containers	—	108,266	108,266
Offices and Clinics of Doctors of Medicine	—	104,919	104,919
Surgical, Medical, and Dental Instruments and Supplies	—	100,791	100,791
Insurance Agents, Brokers and Services	—	74,013	74,013
Telephone Communications	—	57,508	57,508
Miscellaneous Health and Allied Services, not elsewhere classified	—	50,327	50,327
Miscellaneous Equipment Rental and Leasing	—	49,423	49,423
Electric Work	—	44,442	44,442
Medical and Dental Laboratories	—	35,465	35,465
Nonferrous Foundries (Castings)	—	31,903	31,903
Research, Development and Testing Services	—	29,796	29,796
Coating, Engraving and Allied Services	—	29,323	29,323
Home Health Care Services	—	28,537	28,537
Motor Vehicles and Motor Vehicle Parts and Supplies	—	28,464	28,464
Legal Services	—	28,079	28,079
Petroleum and Petroleum Products	—	24,834	24,834
Electronic Components & Accessories	—	23,266	23,266
Grocery Stores	—	22,987	22,987
Schools and Educational Services, not elsewhere classified	—	19,376	19,376
Drugs	—	15,881	15,881
Chemicals & Allied Products	—	14,868	14,868
Mailing, Reproduction, Commercial Art and Photography, and Stenographic	—	14,528	14,528
Transportation Equipment & Supplies (Except Motor Vehicles)	—	12,468	12,468
Offices and Clinics of Other Health Practitioners	—	10,110	10,110
Miscellaneous Plastic Products	—	9,750	9,750
Total	$—	$2,150,263	$2,150,263

Size Dispersion		
Position Size	Amount	Percentage
$0 - $20 million	$230,687	10.7%
$20 - $40 million	477,522	22.2%
$40 - $60 million	381,139	17.7%
Greater than $60 million	1,060,915	49.3%
Total	$2,150,263	100.0%

Tenor Dispersion		
Remaining Term	Amount	Percentage
One year or less	$539	—%
One to three years	180,305	8.4%
Three to five years	840,591	39.1%
Greater than five years	1,128,828	52.5%
Total	$2,150,263	100.0%

Lien Position	Amount	Percentage
First lien loans	$1,496,887	69.6%
Second lien loans	653,376	30.4%
Total	$2,150,263	100.0%

16

Hedging and Liabilities as of March 31, 2020

Unaudited, dollars in thousands

Interest Rate Swaps				
Maturity	Current Notional[1]	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity[2]
0 to 3 years	$1,459,400	1.41%	1.03%	2.98
>3 to 6 years	1,310,400	1.47%	0.93%	2.97
> 6 to 10 years	7,949,500	1.91%	1.56%	8.73
Greater than 10 years	2,249,000	3.42%	1.21%	17.54
Total / Weighted Avg.	$12,968,300	1.63%	1.16%	9.03

Interest Rate Swaptions					
Type	Current Underlying Notional	Weighted Avg. Underlying Fixed Rate	Weighted Avg. Underlying Floating Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long Pay	$3,675,000	2.54%	3M LIBOR	9.40	2.41
Long Receive	$750,000	1.50%	3M LIBOR	10.42	4.88

Repurchase Agreements & Other Secured Financing		
Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$40,494,245	0.90%
30 to 59 days	12,055,306	1.58%
60 to 89 days	11,062,283	1.61%
90 to 119 days	2,291,460	1.80%
Over 120 days[3]	8,482,317	1.91%
Total / Weighted Avg.	$74,385,611	1.26%

		Weighted Average Rate		
	Principal Balance	At Period End	For the Quarter	Days to Maturity[4]
Repurchase agreements	$72,580,183	1.23%	1.77%	48
Other secured financing	1,805,428	2.56%	2.46%	970
Debt issued by securitization vehicles	6,675,989	2.65%	2.83%	7,527
Mortgages payable	489,820	4.05%	4.10%	4,502
Total indebtedness	$81,551,420			

Detailed endnotes are included within the Appendix at the end of this presentation.

17

Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of March 31, 2020 and December 31, 2019
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity [1]

	As of March 31, 2020		As of December 31, 2019	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Value[2]	Estimated Change as a % of NAV[2][3]	Estimated Percentage Change in Portfolio Value[2]	Estimated Change as a % of NAV[2][3]
(75)	0.1%	0.9%	0.1%	1.0%
(50)	0.3%	1.9%	0.1%	1.0%
(25)	0.3%	1.8%	0.1%	0.8%
25	(0.2%)	(1.7%)	(0.2%)	(1.7%)
50	(0.5%)	(4.0%)	(0.5%)	(4.5%)
75	(1.0%)	(6.9%)	(1.0%)	(8.1%)

MBS Spread Sensitivity [1]

	As of March 31, 2020		As of December 31, 2019	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV[2][3]	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV[2][3]
(25)	1.3%	9.1%	1.2%	10.5%
(15)	0.8%	5.5%	0.7%	6.2%
(5)	0.2%	1.8%	0.2%	2.1%
5	(0.2%)	(1.8%)	(0.2%)	(2.1%)
15	(0.7%)	(5.4%)	(0.7%)	(6.2%)
25	(1.2%)	(9.0%)	(1.2%)	(10.2%)

Detailed endnotes are included within the Appendix at the end of this presentation.

18

Appendix

Non-GAAP Reconciliations To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as core earnings (excluding PAA), or the PAA, differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP core earnings (excluding PAA) for the quarters ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, is provided on page 8 of this financial summary. Core earnings (excluding PAA), a non-GAAP measure, is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) realized amortization of MSRs, (d) other income (loss) (excluding depreciation and amortization expense on real estate and related intangibles, non-core income allocated to equity method investments and other non-core components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-core income (loss) items) and excludes (g) the premium amortization adjustment representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities ("PAA"). 20

Non-GAAP Reconciliations (continued) Unaudited, dollars in thousands For the quarters ended 3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019 Premium Amortization Reconciliation Premium amortization expense $616,937 $171,447 $376,306 $318,587 $247,446 Less: PAA cost (benefit) 290,722 (83,892) 117,152 139,763 81,871 Premium amortization expense (excluding PAA) $326,215 $255,339 $259,154 $178,824 $165,575 Interest Income (excluding PAA) Reconciliation GAAP interest income $555,026 $1,074,214 $919,299 $927,598 $866,186 PAA cost (benefit) 290,722 (83,892) 117,152 139,763 81,871 Interest income (excluding PAA) * $845,748 $990,322 $1,036,451 $1,067,361 $948,057 Economic Interest Expense Reconciliation GAAP interest expense $503,473 $620,058 $766,905 $750,217 $647,695 Add: Net interest component of interest rate swaps 13,980 (45,221) (88,466) (83,653) (134,035) Economic interest expense * $517,453 $574,837 $678,439 $666,564 $513,660 Economic Net Interest Income (excluding PAA) Reconciliation Interest income (excluding PAA) * $845,748 $990,322 $1,036,451 $1,067,361 $948,057 Less: Economic interest expense * 517,453 574,837 678,439 666,564 513,660 Economic net interest income (excluding PAA) * $328,295 $415,485 $358,012 $400,797 $434,397 * Represents a non-GAAP financial measure. 21

Non-GAAP Reconciliations (continued)

Unaudited, dollars in thousands

	For the quarters ended				
	3/31/2020	12/31/2019	9/30/2019	6/30/2019	3/31/2019
Economic Metrics (excluding PAA)					
Average interest earning assets	$116,063,895	$121,801,951	$127,207,668	$122,601,881	$109,946,527
Interest income (excluding PAA) *	$845,748	$990,322	$1,036,451	$1,067,361	$948,057
Average yield on interest earning assets (excluding PAA) *	2.91%	3.25%	3.26%	3.48%	3.45%
Average interest bearing liabilities	$107,029,466	$111,873,379	$116,391,094	$109,628,007	$95,529,819
Economic interest expense *	517,453	574,837	678,439	666,564	513,660
Average economic cost of interest bearing liabilities *	1.91%	2.01%	2.28%	2.41%	2.15%
Economic net interest income (excluding PAA)*	$328,295	$415,485	$358,012	$400,797	$434,397
Net interest spread (excluding PAA) *	1.00%	1.24%	0.98%	1.07%	1.30%
Interest income (excluding PAA) *	$845,748	$990,322	$1,036,451	$1,067,361	$948,057
TBA dollar roll income and CMBX coupon income	44,904	36,901	15,554	33,229	38,134
Interest expense	(503,473)	(620,058)	(766,905)	(750,217)	(647,695)
Net interest component of interest rate swaps	(13,980)	45,221	88,466	83,653	134,035
Subtotal	$373,199	$452,386	$373,566	$434,026	$472,531
Average interest earning assets	$116,063,895	$121,801,951	$127,207,668	$122,601,881	$109,946,527
Average TBA contract and CMBX balances	9,965,142	6,878,502	9,248,502	12,757,975	14,927,490
Subtotal	$126,029,037	$128,680,453	$136,456,170	$135,359,856	$124,874,017
Net interest margin (excluding PAA) *	1.18%	1.41%	1.10%	1.28%	1.51%

* Represents a non-GAAP financial measure.

22

Endnotes

Page 2

(1) Net of dividends on preferred stock.

(2) Debt consists of repurchase agreements, other secured financing, securitized debt and mortgages payable. Certain credit facilities (included within other secured financing), securitized debt and mortgages payable are non-recourse to the Company.

(3) Computed as the sum of recourse debt, cost basis of to be announced ("TBA") derivatives and credit derivatives referencing the commercial mortgage-backed securities index ("CMBX") outstanding and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing (excluding certain non-recourse credit facilities). Securitized debt, certain credit facilities (included within other secured financing) and mortgages payable are non-recourse to the Company and are excluded from this measure.

(4) Computed as the ratio of total equity to total assets (inclusive of total market value of TBA derivatives and CMBX positions and exclusive of securitized debt of consolidated variable interest entities ("VIEs")).

(5) Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances.

(6) Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA).

(7) Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Economic interest expense is comprised of GAAP interest expense and the net interest component of interest rate swaps.

(8) Excludes costs incurred in connection with securitizations of Agency mortgage-backed securities and residential whole loans as well as costs incurred in connection with the expected Internalization and costs incurred in connection with the CEO transition for the quarter ended March 31, 2020 and excludes costs incurred in connection with securitizations of Agency mortgage-backed securities and residential whole loans for the quarter ended December 31, 2019.

Page 4

(1) Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit.

(2) Utilizes an actual/360 factor.

(3) The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate was 1.77%, 2.10%, 2.53%, 2.65% and 2.64% and the period-end rate was 1.23%, 2.03%, 2.48%, 2.69% and 2.86% for the quarters ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively.

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(4) Measures total notional balances of interest rate swaps, interest rate swaptions (excluding receiver swaptions) and futures relative to repurchase agreements, other secured financing and cost basis of TBA derivatives outstanding; excludes MSRs and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities.

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(1) Includes GAAP interest expense and the net interest component of interest rate swaps.

(2) Net of dividends on preferred stock. The quarter ended September 30, 2019 excludes, and the quarter ended June 30, 2019 includes, cumulative and undeclared dividends of $0.3 million on the Company's Series I Preferred Stock as of June 30, 2019.

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(1) Includes dividend equivalents on share-based awards.

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(1) Includes $0.7 million loss provision on the Company's unfunded loan commitments as of March 31, 2020 which is reported in Other income (loss) in the Company's Consolidated Statement of Comprehensive Income (Loss).

(2) Amount includes depreciation and amortization expense related to equity method investments.

(3) The Company excludes non-core (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is a component of Other income (loss).

(4) The quarter ended March 31, 2020 includes costs incurred in connection with securitizations of Agency mortgage-backed securities and residential whole loans as well as costs incurred in connection with the expected Internalization and costs incurred in connection with the CEO transition. The quarter ended December 31, 2019 includes costs incurred in connection with securitizations of Agency mortgage-backed securities and residential whole loans. The quarters ended September 30, 2019 and June 30, 2019 include costs incurred in connection with securitizations of residential whole loans. The quarter ended March 31, 2019 includes costs incurred in connection with a securitization of commercial loans and a securitization of residential whole loans.

(5) TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on other derivatives. CMBX coupon income totaled $1.2 million, $1.3 million, $1.5 million, $0.8 million and $1.1 million for the quarters ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019.

(6) MSR amortization represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company's MSR portfolio and is reported as a component of Net unrealized gains (losses) on instruments measured at fair value.

(7) The quarter ended September 30, 2019 excludes, and the quarter ended June 30, 2019 includes, cumulative and undeclared dividends of $0.3 million on the Company's Series I Preferred Stock as of June 30, 2019.

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Endnotes (continued) Page 9 Page 15 (1) Represents the opening adjustment to retained earnings upon adoption of Accounting Standards (1) Based on an internal valuation or the most recent third party appraisal, which may be prior to loan Update 2016-13 Financial instruments - Credit losses (Topic 326): Measurement of credit losses origination/purchase date or at the time of underwriting. on financial instruments, commonly referred to as CECL. (2) Maturity dates assume all of the borrowers' extension options are exercised for the loan portfolio. (3) Economic interest is a non-GAAP measure to include gross asset values less related financings. Equity Page 11 investments are adjusted to exclude depreciation and amortization and grosses up real estate investments (1) Includes other income (loss), general and administrative expenses and income taxes. accounted for under equity method accounting. (4) Levered returns for equity investments comprise a trailing twelve-month (“TTM”) distribution yield (2) Includes other income (loss) (excluding non-core items), MSR amortization (a component of Net for joint venture investments and core return for wholly owned properties. unrealized gains (losses) on instruments measured at fair value through earnings), general and (5) Includes investment in unconsolidated debt fund of $43.7 million, investments in Community administrative expenses (excluding transaction related expenses) and income taxes (excluding Investment Impact Funds of $26.6 million and a portfolio of real estate properties of $33.5 million. non-core income tax). (6) The Company sells/buys protection on CMBX tranches referencing baskets of Conduit CMBS bonds with various ratings. Positive net notional indicates selling protection and being long the exposure to Page 12 the underlying CMBS. CMBX positions are accounted for as derivatives with changes in fair value (1) Includes Agency-backed multifamily securities with an estimated fair value of $2.3 billion ($1.8 presented in Net gains (losses) on other derivatives. billion of which have been transferred or pledged to securitization vehicles). (2) Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $160.6 Page 17 million and Agency-backed multifamily securities with an estimated fair value of $876.9 million. (1) Current notional is presented net of receiver swaps. (3) Weighted by current face value. (2) The weighted average years to maturity of payer interest rate swaps is offset by the weighted average (4) Weighted by current notional value. years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed. Page 13 (3) Approximately 1% of the total repurchase agreements and other secured financing have a remaining (1) Weighted by current notional value. maturity over one year. (2) Weighted by estimated fair value. (4) Determined based on estimated weighted average lives of the underlying debt instruments. Page 14 Page 18 (1) Excludes residential mortgage loans. (1) Interest rate and MBS spread sensitivity are based on results from third party models in conjunction (2) Total investment characteristics exclude interest-only securities. with internally derived inputs. Actual results could differ materially from these estimates. (2) Scenarios include Residential Investment Securities, residential mortgage loans, MSRs and derivative instruments. (3) Net asset value (“NAV”) represents book value of common equity. 24